                                                                  EXHIBIT 10.145


                               ASSIGNMENT/ PLEDGE
                              (SECURITY AGREEMENT)

KNOW ALL MEN BY THESE PRESENTS:

         THAT, CRESCENT OPERATING, INC., a Delaware corporation ( "Debtor") for valuable and sufficient consideration paid, the receipt of which is hereby acknowledged, hereby TRANSFERS, ASSIGNS and CONVEYS as collateral unto BANK OF AMERICA, N.A. ("Secured Party"), and does hereby grant Secured Party a security interest in and to the following described interest in, of and with respect to limited liability company ("Debtor's Membership Interest"), together with all rights, titles, equities and interests of Debtor thereunder, including, without limitation, the right to withdraw capital and receive distributions, and all money, income, proceeds, guarantees and benefits attributable or accruing to any of the foregoing or to such membership interest, and all products and proceeds of the foregoing and all general intangibles and contract rights related thereto, including without limitation, all revenues, distributions, dividends, property, contract rights and other rights and interests that Debtor is, or may hereafter become, entitled to receive on account of any of the foregoing (all sometimes herein called the"Membership Interest Collateral"), to-wit:

100% membership interest in and to, as the sole Member and Manager of, COPI Cold Storage, LLC, a limited liability company organized under the laws of Delaware (the "Limited Liability Company") evidenced by a Certificate of Formation dated March 11, 1999, and by an Operating Agreement dated March 11, 1999 (the "Operative Documents").

         Without limiting the foregoing, the Membership Interest Collateral shall include all of Debtor's rights to return of capital and distributions of profit, cash flow and other amounts pursuant to the above described Operative Documents and incident to Debtor's Membership Interest.

         This Security Agreement is being executed and delivered in connection with that certain promissory note (as it may be modified, renewed or extended, referred to in this Security Agreement as the "Note") dated as of December 31, 2001, in the face principal amount of $15,000,000.00 executed by Debtor and payable to the order of Secured Party and Debtor, and the "Loan Documents" (as defined in the Note and herein so called). This Security Agreement is made to secure the payment of all indebtedness and obligations of Debtor to Secured Party evidenced by the Note and the Loan Documents, and the entire "Obligation" as defined in the "Loan Agreement" (as defined in the Note, with express reference to such Loan Agreement being made herein for the purposes contemplated therein) (sometimes collectively referred to in this Security Agreement as the "Secured Indebtedness"), and upon full payment of the Secured Indebtedness, this assignment shall be null and void and the Membership Interest Collateral, together with all liens securing the same, shall, at the expense of the Debtor, be transferred, without warranty or recourse, to the Debtor by the Secured Party. (It is expressly noted that the Note is sometimes referred to in the other Loan Documents as the "Modification Note.")

         Debtor hereby represents and warrants unto Secured Party that Debtor is the owner of the Membership Interest Collateral and the sole member and manager of the Limited Liability Company, and that Debtor, acting without obtaining any approvals or consents not already obtained or provided to Secured Party simultaneously herewith or further action whatsoever, has the full and unqualified right and authority to assign and pledge said Membership Interest Collateral and grant Secured Party full authority and control over the Membership Interest Collateral in the manner and for the purposes herein set forth, subject to the qualifications set forth in this Security Agreement.

         Further, as an inducement to the Secured Party to enter into the modification and extension evidenced by the Note and as a part of the consideration therefor, Debtor hereby covenants, warrants and represents unto Secured Party that:

1. Except for the rights and interests of Crescent Real Estate Equities Limited Partnership ("Subordination Party") which are subject to a Subordination Agreement dated as of the effective date hereof executed by Subordination Party in favor of Secured Party, Debtor has not executed any prior assignment, pledge or hypothecation of any of the Membership Interest Collateral and that Debtor holds full and complete rights granted to Debtor under the terms of the Operative Documents, free and clear of the rights of any third person whosoever.

2. Debtor shall faithfully and fully and in all respects and things do or cause to be done all acts and things necessary and proper to satisfy all of the terms, covenants and conditions contained in the Operative Documents at Debtor's cost, risk and expense. IT IS EXPRESSLY UNDERSTOOD, STIPULATED AND AGREED THAT SECURED PARTY DOES NOT IN ANY WAY ASSUME ANY OF DEBTOR'S OBLIGATIONS UNDER THE OPERATIVE DOCUMENTS, AND NOTHING HEREIN CONTAINED SHALL BE CONSTRUED AS IMPRESSING UPON SECURED PARTY ANY BURDEN, OBLIGATION, LIABILITY OR RESPONSIBILITY OF ANY NATURE WHATSOEVER UNDER OR ARISING OUT OF ANY OF THE MEMBERSHIP INTEREST COLLATERAL. WITHOUT LIMITING THE FOREGOING, IT IS UNDERSTOOD, STIPULATED AND AGREED THAT NEITHER SECURED PARTY NOR ANY SUCCESSOR OR TRANSFEREE OF SECURED PARTY SHALL BE DEEMED A MEMBER OR MANAGER OF THE LIMITED LIABILITY COMPANY UNLESS AND UNTIL THE SECURITY EVIDENCED HEREBY IS FORECLOSED OR OTHERWISE REALIZED AS SPECIFICALLY APPROVED IN WRITING BY SECURED PARTY (OR ITS SUCCESSOR OR TRANSFEREE) AND SECURED PARTY (OR ITS SUCCESSOR OR TRANSFEREE) HAS SPECIFICALLY ACCEPTED ADMISSION OR SUBSTITUTION AS A MEMBER AND/ OR MANAGER IN WRITING.

3. No claims, offsets or counterclaims of any nature, at law or in equity, against Debtor now exist as far as is known by Debtor which would give rise to defenses against the completion of the covenants under any of the Operative Documents or incident to the Membership Interest Collateral.

4. Debtor is sole member and manager of the Limited Liability Company. The Operative Documents evidence the entire governing agreements of the Limited Liability Company and, except for the First Amendment to Operating Agreement dated March 7, 2002, a copy of which has been provided to Secured Party, have not been amended, modified, superceded, replaced, restated, supplemented or otherwise changed or affected. Debtor shall not, without the prior written consent of Secured Party, amend, modify, supercede, replace, restate, supplement or otherwise change or affect the Operative Documents, or cause the same to be done, or otherwise affect or impair the rights and interests of Secured Party as contemplated in this Security Agreement. Debtor has the requisite authority to execute and deliver this Security Agreement, and, further, such execution and delivery will not contravene or conflict with the Operative Documents, true and correct copies of which have been provided to Secured Party, or any other agreement or instrument to which Debtor may be bound, and, further, all necessary determinations, if any, by any person or entity, and any other required actions as set forth in the Operative Documents in order for this Security Agreement and the Loan Documents to be effective have been made and no approval of any third party is required in order to consummate the transactions contemplated herein and therein, except for any consent in favor of Secured Party delivered concurrently herewith.

         In the event of default in the payment of any sums, or in the performance of any covenants, condition or term, payable or performable by any party under the terms of the Operative Documents or incident to the

Membership Interest Collateral or any instrument relating to the same then Secured Party may elect, Debtor hereby expressly waiving notice, demand and presentment, to declare the Note and any of the Secured Indebtedness immediately due and payable in full.

         In the event of default in the payment of any installment, principal or interest or otherwise, or in the performance of any covenant, condition or term payable or performable under the terms of the Note or any of the Secured Indebtedness, in accordance with the terms thereof, or in the event of default in the performance of any covenant, condition or term hereof or any instrument evidencing or securing the Note or any of the Secured Indebtedness, or if any warranty, representation or statement herein or in any other document executed by Debtor in connection with the borrowing contemplated thereunder proves to be false in any material respect when made, or if any Default or Event of Default shall occur under the terms of the Note or any of the Loan Documents, then Secured Party may elect, Debtor hereby expressly waiving notice, demand and presentment, to declare any and all of the Note and the Secured Indebtedness immediately due and payable in full.

         In the event of default in the payment of any of the Secured Indebtedness when due or declared due, or if any Default or Event of Default shall occur under the terms of the Note or any of the Loan Documents, in addition to any other remedies which Secured Party shall be entitled to under the Note, any Loan Documents or under applicable laws or equity (all of which shall be cumulative and not exclusive of one another), Secured Party shall have the right, at its sole option, to sell the Membership Interest Collateral at its option at either a Public Sale or a Private Sale. Should Secured Party elect to sell the Membership Interest Collateral at a Public Sale, said Public Sale shall be to the highest bidder for cash at the Courthouse door of Tarrant County, Texas, after having given notice of the time, place and terms of such Public Sale by posting a written or printed notice of said sale at the Courthouse door of said County at least ten (10) days before the day of sale and after sending reasonable notice to the Debtor and to such other person or persons legally entitled thereto under the Uniform Commercial Code of Texas, of the time and place of the Public Sale, and the Secured Party shall assign and transfer to the Purchaser at such sale said Membership Interest Collateral, and the recitals in such transfer shall be prima facie evidence of the truth of the matters therein stated and all prerequisites to such sale required hereunder and under the laws of this State shall be presumed to have been performed. The proceeds of the sale shall be applied, first to the reasonable expenses of the sale, including reasonable attorney's fees, and then toward the payment of accrued interest due and unpaid upon the Secured Indebtedness, and lastly, to unpaid principal in the direct order of maturity, rendering the balance, if any, to the person or persons legally entitled thereto under the Uniform Commercial Code as adopted in Texas, but if there by any deficiency, Debtor shall remain jointly and severally liable therefor. Secured Party shall have the right to purchase at such Public Sale, being the highest bidder therefor.

         This instrument shall constitute a Security Agreement under the Uniform Commercial Code as adopted in Texas. Secured Party, in addition to the rights and remedies provided for in the preceding paragraph, shall have all other rights and remedies of a Secured Party under the Uniform Commercial Code as adopted in Texas and the Secured Party shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Note and the Secured Indebtedness and the foreclosure of the security interest created hereby and the resort to any remedy provided hereunder or provided by the Uniform Commercial Code as adopted in Texas, or by any other law of Texas, shall not prevent the concurrent employment of any other appropriate remedy or remedies.

         The requirement of reasonable notice to Debtor of the time and place of any Public Sale of the Membership Interest Collateral, or of the time after which any Private Sale either by Secured Party, or at its option, through a broker, or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated in the Note, at least ten (10) days before the date of any Public Sale or at least ten (10) days before the time after which any Private Sale or other disposition is to be made.

         Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default. The security interest herein created shall not be affected by or affect any other security taken for the Secured Indebtedness, or any part thereof, and any renewals, extensions or rearrangements may be made of any of the Secured Indebtedness without affecting the priority of this security interest or the validity thereof with reference to any third party, and the holder of the Secured Indebtedness shall not be limited by any election of remedies if it chooses to foreclose this security interest by suit. The right to sell under the terms hereof shall also exist cumulative with said suit and one method shall not bar the other, but both may be exercised at the same or different times, nor shall one by a defense to the other.

         Secured Party shall have the power to endorse and is hereby appointed Debtor's agent and attorney-in-fact for the purpose of doing any and every act which Debtor is obligated to do by this instrument and to exercise all rights of Debtor relating to the Membership Interest Collateral, including exercising, signing, transferring or delivering in the name of Debtor any instruments or documents which may be necessary to evidence, perfect or realize upon the security interest or obligations created by this Security Agreement and to do all other acts necessary to preserve and protect the Membership Interest Collateral or to protect Secured Party's security interest in the Membership Interest Collateral. Debtor authorizes Secured Party, at Secured Party's option, to collect and receipt for any and all sums becoming due upon the Membership Interest Collateral, such sums to be held by Secured Party without liability for interest thereon and applied toward the payment of the Secured Indebtedness as and when the same becomes payable, and Secured Party shall have the full control of the Membership Interest Collateral until the Secured Indebtedness is fully paid, but Secured Party is under no obligation to make or enforce the collection of the Membership Interest Collateral and the failure of the Secured Party from any cause to make or enforce the collection thereof shall not in anyway prejudice the right of Secured Party to thereafter make or enforce collection thereof or in anyway affect the Secured Indebtedness. Notwithstanding the foregoing or anything else to the contrary contained in this Security Agreement or the Loan Documents, prior to notice by Security Party to Debtor otherwise after the occurrence of any Default or Event of Default under the terms of the Note or any of the Loan Documents, Debtor shall retain all voting rights and distributions with respect to the Membership Interest Collateral.

         Debtor agrees to pay in full all reasonable expenses, including reasonable attorney's fees, of the Secured Party which have been or may be incurred by the Secured Party in connection with the preparation of this Security Agreement, the enforcement of any of Debtor's obligations hereunder and under any document executed in connection with any grant or pledge of security for the payment of any note or indebtedness contemplated hereunder, and the recording and filing and re-recording and refiling of any such document.

         The pronouns used herein shall be construed as masculine, feminine or neuter as occasion may require. The terms "Secured Party" and "Debtor" as used herein include, shall bind and shall inure to the benefit of the respective heirs, executors or administrators, successors, representatives, receivers, trustees, beneficiaries and assigns of such parties. If there be more than one Debtor, their obligation shall be joint and several.

         The law governing this secured transaction shall be the Uniform Commercial Code as adopted in Texas and other applicable laws of the State of Texas. All terms used herein which are defined in the Uniform Commercial Code as adopted in Texas shall have the same meaning herein as in said Code.

         ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAYBE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PART TO THIS SECURITY AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS SECURITY AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE DEBTOR'S DOMICILE AT THE TIME OF THIS SECURITY AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL SIXTY (60) DAYS.

B. RESERVATIONS OF RIGHTS. NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED
TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS SECURITY AGREEMENT; OR
(II) BE A WAIVER BY THE SECURED PARTY OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE SECURED PARTY HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE SECURED PARTY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY

REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS SECURITY AGREEMENT. AT THE SECURED PARTY'S OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE
FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE, NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS OF DEBTOR REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED and ENTERED INTO to be effective as of December 31, 2001.


DEBTOR:                                   SECURED PARTY:
CRESCENT OPERATING, INC.                  BANK OF AMERICA, N.A.

By:                                       By:
   ------------------------------            -----------------------------------
Jeffrey L. Stevens, President and         Cary C. Conwell, Senior Vice President
Chief Executive Officer